Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of December 27, 2001, by and between TekInsight.com, Inc., a company organized under the laws of the State of Delaware (the "Company"), and DynCorp, a company organized under the laws of the State of Delaware (the "Holder").

     WHEREAS, the respective Boards of Directors of the Company, the Holder, TekInsight Services, Inc. ("Services"), a wholly-owned subsidiary of the Company, and DynCorp Management Resources, Inc. ("DMR"), a wholly-owned subsidiary of the Holder, have approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") and have adopted a related Agreement and Plan of Merger dated as of the date hereof (together with the Reorganization Agreement, the "Merger Agreements"), providing for certain transactions pursuant to which DMR would be merged with and into Services (the "Merger");

     WHEREAS, pursuant to the Merger, the Company will issue certain shares of its Class B common stock, par value, $0.0001 per share, ("Class B Common Stock") to the Holder as set forth in the Merger Agreements;

     WHEREAS, the parties desire to set forth the rights of the Holder and the obligations of the Company with respect to the registration of Registrable
Securities (as defined herein) pursuant to the Securities Act (as defined herein);

     NOW THEREFORE, in consideration of the premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                             Section 1. Definitions.
                                        ------------

     As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

     "Class A Common Stock" shall mean the shares of Class A common stock, par value $0.0001 per share, of the Company.

     "Class B Common Stock" shall have the meaning set forth in the preamble.

     "Company" shall have the meaning set forth in the preamble and shall also include the Company's successors.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Holder" shall have the meaning set forth in the preamble and shall also include any successor, assignee or transferee who shall hereafter hold the Registrable Securities as set forth in Section 6(d).

     "Incidental Registration" shall mean a registration required to be effected by the Company pursuant to Section 2(b).

     "Incidental Registration Statement" shall mean a registration statement of the Company, as provided in Section 2(b), which covers any of the Registrable Securities on an appropriate form in accordance with the Securities Act and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "NASD" shall mean the National Association of Securities Dealers, Inc.

     "Person" shall mean any individual, limited or general partnership, limited liability company, corporation, trust, joint venture, association, joint stock company or unincorporated organization.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary Prospectus, and any such Prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities and by all other amendments and supplements to such Prospectus, including post-effective amendments, and in each case all material incorporated by reference therein.

     "Registrable Securities" shall mean, collectively, (i) the shares of Class A Common Stock into which shares of Class B Common Stock as of the date hereof are convertible pursuant to the Company's certificate of incorporation (the "Shares"), (ii) any stock or other securities into which or for which the Shares may hereafter be changed, converted or exchanged, (iii) any other securities issued or distributed in respect of the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise and (iv) any other securities into which or for which shares of any other successor securities are received in respect of any of the foregoing (i) through (iii); provided that in the event that any Registrable Securities (as defined without giving effect to this proviso) are being registered pursuant hereto, the Holder may include in such registration (subject to the limitations of this Agreement otherwise applicable to the inclusion of Registrable Securities) any shares of Class A Common Stock or securities acquired in respect thereof thereafter acquired by the Holder, which shall also be deemed to be "Shares," and accordingly Registrable Securities, for purposes of such registration. Registrable Securities will cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act and they have been disposed of pursuant to such effective Registration Statement,
(ii) such Registrable Securities are distributed, or distributable, to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or otherwise transferred in a manner that results in the transferred security being delivered not being subject to transfer restrictions under the Securities Act, or (iii) such Registrable Securities shall have ceased to be outstanding.

     "Registration Expenses" shall mean (i) all registration, listing, qualification and filing fees (including NASD filing fees), (ii) fees and disbursements of counsel for the Company, (iii) accounting fees incident to any such registration, (iv) blue sky fees and expenses (including counsel fees in connection with the preparation of a Blue Sky Memorandum and legal investment survey and NASD filings), (v) all expenses of any Persons in preparing or assisting in preparing, printing, distributing, mailing and delivering any Registration Statement, any Prospectus, any underwriting agreements, transmittal letters, securities sales agreements, securities certificates and other documents  relating to the  performance of and compliance  with this  Agreement,
(vi) the expenses incurred in connection with making road show presentations and holding meetings with potential investors to facilitate the distribution and sale of Registrable Securities which are customarily borne by the issuer, (vii) underwriter fees, excluding discounts and commissions, and (viii) all internal expenses of the Company (including all salaries and expenses of officers and employees performing legal or accounting duties); provided, however, Registration Expenses shall not include any Selling Expenses.

     "Registration Statement" shall mean any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Related Securities" shall mean any securities of the Company similar or identical to any of the Registrable Securities including, without limitation, Class A Common Stock, Class B Common Stock and all options, warrants, rights and other securities convertible into, or exchangeable or exercisable for Class A Common Stock or Class B Common Stock (other than any of the foregoing to be offered or sold to officers, directors or employees as compensation).

     "Required Registration" shall mean a registration required to be effected pursuant to Section 2(a).

     "Required Registration Statement" shall mean a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 2(a) on an appropriate form (in accordance with Section 4(a) hereof) pursuant to the Securities Act, and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "SEC" shall mean the Securities and Exchange Commission.

     "Selling Expenses" shall mean underwriting discounts, selling commissions and stock transfer taxes applicable to the shares registered by the Holder.

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

     "Underwriter" shall have the meaning set forth in Section 5(a).

     "Underwritten Offering" shall mean a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

               Section 2. Registration Under the Securities Act.
                          --------------------------------------

             (a)  Required Registration.
                  ----------------------

     (i) Right to Require Registration. At any time following the date hereof (subject to extension in accordance with the penultimate paragraph of this
Section 2(a)(i)), the Holder shall have the right to request in writing (a "Request") (which Request shall specify the Registrable Securities intended to be disposed of by the Holder and the intended method of distribution thereof) that the Company register the Registrable Securities of the Holder by filing with the SEC a Required Registration Statement. Upon the receipt of such a Request, the Company will, not later than the 60th calendar day after the receipt of such a Request by the Company, cause to be filed with the SEC a Required Registration Statement covering the Registrable Securities which the Company has been so requested to register in such Request. The Required Registration Statement will provide for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Holder, subject to the limitations of this Section, to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended methods of distribution thereof specified in such Request and the Company shall use its reasonable best efforts to have such Required Registration Statement declared effective by the SEC as soon as practicable thereafter and, subject to Section 2(a)(iii), to keep such Required Registration Statement continuously effective for a period of at least 60 calendar days (or, in the case of an Underwritten Offering, such period as the Underwriters shall reasonably require) following the date on which such Required Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant thereto), including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws or any rules and regulations thereunder.

     The Company shall not be required to effect, pursuant to this Section 2(a) more than two (2) registrations requested by the Holder. A Request which does not result in an effective registration under the Securities Act shall not be counted in determining whether these registrations have occurred.

     A Request may be withdrawn prior to the filing of the Required Registration Statement by the Holder (a "Withdrawn Request") and a Required Registration Statement may be withdrawn prior to the effectiveness thereof by the Holder (a "Withdrawn Required Registration"). A withdrawal shall not be treated as a Required Registration which shall have been effected pursuant to the immediately preceding paragraph.

     The Holder shall not, without the Company's consent, be entitled to deliver a Request for a Required Registration if less than 90 calendar days have elapsed since (A) the effective date of a prior Required Registration Statement or (B) in the case of a Required Registration which is effected other than by means of an Underwritten Offering, the sale by Holder of its Registrable Securities pursuant thereto or the Required Registration Statement ceasing to be effective under the Securities Act or (C) the date of withdrawal of a Withdrawn Required Registration.

     Notwithstanding the foregoing, the Company may delay the filing or the effectiveness of any Required Registration Statement for a period not to exceed 90 days (a "Blackout Period") if the Board of Directors of the Company, in its reasonable judgment, determines that such registration would interfere with any pending material financing, acquisition, corporate reorganization or any other material corporate development involving the Company or any of its subsidiaries or would require premature disclosure thereof; provided, however, that the aggregate number of days included in all Blackout Periods during any consecutive 12 months shall not exceed 90 days.

     The registration rights granted pursuant to the provisions of this Section 2(a) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

     (ii) Priority in Required Registrations. If a Required Registration involves an Underwritten Offering, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of Registrable Securities requested to be included in such Required Registration exceeds the amount which can be sold in such offering without adversely affecting the success of the distribution of the Registrable Securities being offered, the Company will include in such Required Registration only the amount of Registrable Securities that the Company is so advised can be sold in such offering; provided, however, that the Company shall be required to include in such Required Registration: first, all Registrable Securities requested to be included in the Required Registration by the Holder, second, if all Registrable Securities requested to be included in the Required Registration by the Holder can be so included, all other securities requested, in accordance with any registration rights which are granted in compliance with Section 6(a), to be included in such Required Registration which are of the same class as the Registrable Securities and, to the extent not all such securities can be included in such Required Registration, the number of securities to be included shall be allocated pro rata among the holders thereof requesting inclusion in such Required Registration on the basis of the number of securities requested to be included by all such holders.

     (iii) Shelf Registration. If, at the time the Company registers the Registrable Securities under the Securities Act pursuant to this Section 2(a), the sale or other disposition of such Registrable Securities by the Holder may be made pursuant to a Registration Statement on Form S-3 (or any successor form that permits the incorporation by reference of future filings by the Company under the Exchange Act), then such Required Registration Statement, unless otherwise directed by the Holder, shall be filed as a "shelf" Registration Statement pursuant to Rule 415 under the Securities Act (or any successor rule). Any such shelf registration shall cover the disposition of all Registrable Securities in one or more underwritten offerings, block transactions, broker transactions, at-market transactions and in such other manner or manners as may be specified by the Holder. Notwithstanding the requirements in the first paragraph of Section 2(a)(i) with respect to the period of effectiveness of any Required Registration Statement, the Company shall use its reasonable best efforts to keep such "shelf" registration continuously effective as long as the delivery of a Prospectus is required under the Securities Act in connection with the disposition of the Registrable Securities registered thereby and, in furtherance of such obligation, shall supplement or amend such Registration Statement if, as and when required by the rules, regulations and instructions applicable to the form used by the Company for such registration or by the Securities Act or by any other rules and regulations thereunder applicable to shelf registrations. On one occasion during each twelve months such shelf Registration Statement remains effective, upon the Holder's receipt of notice of the decision of the Board of Directors as specified in the fifth paragraph of
Section 2(a)(i) above, the Holder will refrain from making any sales of Registrable Securities under the shelf Registration Statement for a period of up to 90 days.

      (b)      Incidental Registration.
               -------------------------

     (i) Right to Include Registrable Securities. If at any time the Company proposes to register any Related Securities under the Securities Act (other than (A) any registration of public sales or distributions solely by and for the account of the Company of securities issued (x) pursuant to any employee benefit or similar plan, including employee stock and stock option plus, or any dividend reinvestment plan or (y) in any acquisition by the Company or (B) pursuant to
Section 2(a) hereof), either in connection with a primary offering for cash for the account of the Company or a secondary offering or a combination thereof, the Company will, each time it intends to effect such a registration, give written notice to the Holder at least ten (10) business days prior to the initial filing of a Registration Statement with the SEC pertaining thereto, informing the Holder of its intent to file such Registration Statement and of the Holder's rights to request the registration of the Registrable Securities held by the Holder under this Section 2(b) (the "Company Notice"). Upon the written request of the Holder made within seven (7) business days after any such Company Notice is given (which request shall specify the Registrable Securities intended to be disposed of by the Holder and, unless the applicable registration is intended to effect a primary offering of Class A Common Stock for cash for the account of the Company, the intended method of distribution thereof), the Company will use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder to the extent required to permit the disposition (in accordance with the intended methods of distribution thereof or, in the case of a registration which is intended to effect a primary offering for cash for the account of the Company, in accordance with the Company's intended method of distribution) of the Registrable Securities so requested to be registered, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Incidental Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Incidental Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Incidental Registration Statement by the Securities Act, any state securities or blue sky laws, or any rules and regulations thereunder; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith) and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay registration of any Registrable Securities requested to be included in such Incidental Registration Statement for the same period as the delay in registering such other securities.

     The registration rights granted pursuant to the provisions of this Section 2(b) shall be in addition to the registration rights granted pursuant to the other provisions of this Section 2.

     (ii) Priority in Incidental Registrations. If a registration pursuant to this Section 2(b) involves an Underwritten Offering of the securities so being registered, whether or not for sale for the account of the Company, and the sole Underwriter or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to the Holder) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Registrable Securities) requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering without adversely affecting the success of the distribution of the securities being offered, then the Company will include in such registration first, all the securities entitled to be sold pursuant to such Registration Statement without reference to the incidental registration rights of any holder (including the Holder), second, the amount of Registrable Securities requested by the Holder to be included in such registration and third, the amount of other securities requested to be included in such registration that the Company is so advised can be sold in (or during the time of) such offering, allocated, if necessary, pro rata among the holders thereof requesting such registration on the basis of the number of the securities beneficially owned at the time by the holders requesting inclusion of their securities; provided, however, that in the event the Company determines, by virtue of this paragraph, not to include in any such registration all of the Registrable Securities of the Holder requested to be included in such registration, the Holder may, upon written notice to the Company given within three (3) business days of the time the Holder first is notified of such matter, reduce the amount of Registrable Securities it desires to have included in such registration, whereupon only the Registrable Securities, if any, it desires to have included will be so included.

     (c) Expenses. The Company agrees to pay all Registration Expenses in connection with (i) each of the two (2) registrations requested pursuant to
Section 2(a) and (ii) each registration as to which the Holder requests inclusion of Registrable Securities pursuant to Section 2(b). All Selling Expenses relating to securities registered on behalf of the Holder shall be borne by the Holder.

     (d) Effective Registration Statement; Suspension. Subject to the third paragraph of Section 2(a)(i), a Registration Statement pursuant to Section 2(a) will not be deemed to have become effective (and the related registration will not be deemed to have been effected) unless it has been declared effective by the SEC prior to a request by the Holder that such Registration Statement be withdrawn; provided, however, that if, after it has been declared effective, the offering of any Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, any period during which use of such Registration Statement shall be so interfered with shall be treated as a Suspension Period as defined in the second paragraph of this Section 2(d).

     Any period during which the Company fails to keep any Required Registration Statement effective and usable for resale of Registrable Securities shall be referred to as a "Suspension Period." A Suspension Period shall (a) commence on and include the earlier of the date that (i) the Company gives notice or (ii) the Holder is advised by counsel or the SEC, in either case, that a Required
Registration Statement is no longer effective or usable for resale of Registrable Securities and (b) end on and including the date when the Holder either receives copies of the supplemented or amended Prospectus contemplated by
Section 4(j) or is advised in writing by the Company (having a reasonable basis to so advise) that the use of the Prospectus may be resumed. In the event of one or more Suspension Periods, the applicable time period referenced in the first paragraph of Section 2(a)(i)) shall be extended by the number of days included in each Suspension Period, and, in the event any Suspension Period occurs sooner than 30 days after the end of the previous Suspension Period or 30 days after the initial effectiveness of any Required Registration Statement, none of the days between such Suspension Periods (as the case may be) or prior to such Suspension Period shall be included in computing such applicable time period.

     (e) Selection of Underwriters. At any time or from time to time, the Holder may elect to have its Registrable Securities sold in an Underwritten Offering and may select the investment banker or investment bankers and manager or managers that will serve as lead and co-managing Underwriters with respect to the offering of its Registrable Securities, subject to the consent of the Company which shall not be unreasonably withheld.

          Section 3.  Registration Procedures.
                      -------------------------

     In connection with the obligations of the Company pursuant to Section 2, the Company shall use its reasonable best efforts to effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holder in accordance with its intended method of distribution, and the Company shall:

     (a) (i) subject to Section 2(a)(iii), prepare and file a Registration Statement with the SEC which (x) shall be on Form S-3 (or any successor to such form), if available, and otherwise on Form S-1, (y) shall be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution by the Holder and (z) shall comply as to form with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith and all other information reasonably requested by the lead managing Underwriter or sole Underwriter, if applicable, to be included therein, (ii) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2, (iii) use its reasonable best efforts not to take any action that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of Registrable Securities during the period that such Registration Statement is required to be effective and usable and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (b) subject to paragraph (j) of this Section 4, prepare and file with the SEC such amendments and post-effective amendments to each such Registration Statement, as may be necessary to keep such Registration Statement effective for the applicable period; cause each such Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder as set forth in such registration statement;

     (c) furnish to the Holder and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as the Holder or Underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities; the Company hereby consents to the use of the Prospectus, including each preliminary Prospectus, by the Holder and each Underwriter of an Underwritten Offering of Registrable Securities covered by the Prospectus or the preliminary Prospectus (and the Holder hereby agreeing not to make a broad public dissemination of a form of preliminary Prospectus which is designed to be a "quiet filing" without the Company's consent, such consent to not be withheld unreasonably);

     (d) (i) use its reasonable best efforts to register or qualify the Registrable Securities, no later than the time the applicable Registration Statement is declared effective by the SEC, under all applicable state securities or "blue sky" laws of such jurisdictions as each Underwriter, if any, or the Holder, shall reasonably request; (ii) use its reasonable best efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such Underwriter, if any, and the Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Underwriter or the Holder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Registrable Securities in connection therewith) in any such jurisdiction;

     (e) notify the Holder promptly, and, if requested by the Holder, confirm such advice in writing, (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective,
(ii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,
(iii) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue

                                      -12
statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (f) furnish counsel for each such Underwriter, if any, and for the Holder copies of any request by the SEC or any state securities authority for amendments or supplements to a Registration Statement and Prospectus or for additional information;

     (g) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

     (h) upon request, furnish to the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, at least one signed copy of each Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits; and furnish to the Holder, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

     (i) cooperate with the Holder and the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the Holder or the sole Underwriter or lead managing Underwriter of an Underwritten Offering of Registrable Securities, if any, may reasonably request at least three business days prior to any sale of Registrable Securities;

     (j) upon the occurrence of any event contemplated by paragraph (e)(iv) of this Section, use its reasonable best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (k) enter into customary agreements (including, in the case of an Underwritten Offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith:

     (l) make such representations and warranties to the Holder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

     (m) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing Underwriter, if any, and as applicable) addressed to the Holder and the Underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by the Holder and Underwriters;

(n) obtain comfort letters and updates thereof from the Company's independent certified public accountants addressed to the Holder, if permissible, and the Underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in comfort letters to underwriters in connection with primary underwritten offerings;

(o) to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Holder and such representative of the Holder as the Holder selects, relating to the Registration and providing for, among other things, the appointment of such representative as agent for the Holder for the purpose of soliciting purchases of Registrable Securities, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants; and

     (p) deliver such customary documents and certificates as may be reasonably requested by the Holder or by the managing Underwriters, if any.

The above shall be done (i) at the effectiveness of such Registration Statement (and each post-effective amendment thereto) in connection with any registration required hereunder, and (ii) at each closing under any underwriting or similar agreement, as and to the extent required thereunder;

     (q) make available for inspection by representatives of the Holder and any Underwriters participating in any disposition pursuant to a Registration Statement and any counsel or accountant retained by the Holder or Underwriters, all relevant financial and other records, pertinent corporate documents and properties of the Company and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, counsel or accountant in connection with a Registration Statement;

     (r) (i) within a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus, provide copies of such document to the Holder and to counsel to the Holder and to the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any; fairly consider such reasonable changes in any such document prior to or after the filing thereof as the counsel to the Holder or the Underwriter or the Underwriters may request and not file any such document in a form to which the Holder, or any Underwriter shall reasonably object; and make such of the representatives of the Company as shall be reasonably requested by the Holder being registered or any Underwriter available for discussion of such document;

      (ii) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a Prospectus, provide copies of such document to counsel for the Holder; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for the Holder or such Underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

     (s) cause all Registrable Securities to be listed on the [Nasdaq Small Cap Market] and any securities exchange on which securities of the same class issued by the Company are then so qualified or listed if so requested by the Holder or if so requested by the Underwriter or Underwriters of an Underwritten Offering of Registrable Securities, if any;

     (t) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (u) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter in an Underwritten Offering; and

     (v) use its reasonable best efforts to facilitate the distribution and sale of any Registrable Securities to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with potential investors and taking such other actions as shall be reasonably requested by the Holder or the lead managing Underwriter of an Underwritten Offering.

     The Holder agrees, as a condition to the registration obligations with respect to the Holder provided herein, to furnish to the Company such information regarding the Holder required to be included in the Registration Statement, the ownership of Registrable Securities by the Holder and the proposed distribution by the Holder of such Registrable Securities as the Company may from time to time reasonably request in writing.

     The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (e)(iv) of this Section, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until the Holder's receipt of the copies of the supplemented or amended Prospectus, contemplated by paragraph (j) of this Section, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company), all copies in its possession, other than permanent file copies then in the Holder's possession, of the Prospectus covering such Registrable Securities which was current at the time of receipt of such notice.

     Section 4. Indemnification; Contribution.
                ------------------------------

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Person who participates as an underwriter (any such Person being an "Underwriter"), the Holder and their respective partners, directors, officers and employees and each Person, if any, who controls any Holder or Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

     (i) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement pursuant to which Registrable Securities were registered under the

Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (ii) against any and all losses, liabilities, claims, damages, judgments and reasonable expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, or of any other claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

     (iii) against any and all reasonable expense whatsoever, as incurred (including fees and disbursements of counsel), incurred in investigating, preparing or defending against any litigation, investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not such Person is a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (j) or (ii) above; provided, however, that this indemnity agreement does not apply to the Holder or Underwriter with respect to any loss, liability, claim, damage, judgment or expense to the extent arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus, or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the Holder or Underwriter expressly for use in a Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto); and provided further, in the case of an offering that is not an Underwritten Offering, the Company will not be liable to the Holder under the indemnity agreement in this Section 4(a) for any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense that arises out of the Holder's failure to send or give a copy of the final Prospectus (as its may then be amended or supplemented) to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of the Registrable Securities to such Person if such statement or omission was corrected in such final Prospectus (as it may then be amended or supplemented) and the Company has previously furnished copies thereof in accordance with this Agreement.

     (b) Indemnification by the Holder. The Holder agrees to indemnify and hold harmless the Company, and each Underwriter and each of their respective partners, directors, officers and employees (including each officer of the Company who signed the Registration Statement), and each Person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act, against any and all losses, liabilities, claims, damages, judgments and expenses described in the indemnity contained in paragraph (a) of this Section (provided that any settlement of the type described therein is effected with the written consent of the Holder), as incurred, but only with respect to untrue statements or alleged untrue statements of a material fact contained in any Prospectus or the omissions or alleged omissions therefrom of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any such case made in reliance upon and in conformity with written information furnished to the Company by the Holder expressly for use in such Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto).

     (c)  Conduct of  Indemnification  Proceedings.  Each  indemnified  party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but which it or they may have under this indemnity agreement, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that, if such indemnified party or parties determines in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement) at the indemnifying party's or parties' expense. If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties (limited in each jurisdiction to one counsel for all Underwriters and another counsel for all other indemnified parties under this Agreement). No indemnifying party or parties will be liable for any settlement effected without the written consent of such indemnifying party or parties, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

     (d) Contribution. (i) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms in respect of any losses, liabilities, claims, damages, judgments and expenses suffered by an indemnified party referred to therein, each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, liabilities, claims, damages, judgments and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the Holder (including, in each case, that of their respective officers, directors, employees and agents) on the other, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages, judgments or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Holder (including, in each case, that of their respective officers, directors, employees and agents) on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by or on behalf of the Holder, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, liabilities, claims, damages, judgments and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     (ii) The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in sub-paragraph (i) above.
Notwithstanding the provisions of this paragraph (d), in the case of distributions to the public, the Holder shall not be required to contribute any amount in excess of the amount by which (A) the total price at which the Registrable Securities sold by the Holder and distributed to the public were offered to the public exceeds (B) the amount of any damages which Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (iii) For purposes of this Section, each Person, if any, who controls the Holder or an Underwriter within the meaning of Section 15 of the Securities Act (and their respective partners, directors, officers and employees) shall have the same rights to contribution as the Holder or Underwriter; and each director of the Company, each officer of the Company who signed the Registration Statement and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Company.

     Section 5. Miscellaneous.
                --------------

     (a) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement which conflicts with the provisions of this Agreement or which grants registration or similar rights inconsistent with the rights herein.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holder.

     (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, telex, telecopier or any courier guaranteeing overnight delivery (i) if to the Holder, at the most current address given by the Holder to the Company by means of a notice given in accordance with the provisions of this paragraph (c), which address initially is, the address of the Holder in the stock or warrant records of the Company or

(ii) if to the Company, at 18881 Von Karman Avenue, Suite 1350, Irvine, CA 92612, Attention: Jim Linesch, and thereafter at such other address, notice of which is given in accordance with the provisions of this paragraph (c).

     All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to a courier guaranteeing overnight delivery.

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties without the need for an express assignment. If any successor, assignee or transferee of the Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall conclusively be deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and to receive the benefits hereof. For purposes of this Agreement, "successor" for any entity other than a natural person shall mean a successor to such entity as a result of such entity's merger, consolidation, liquidation, dissolution, sale of substantially all of its assets or similar transaction.

     (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but all of which counterparts, taken together, shall constitute one and the same instrument.

     (f) Descriptive Headings, Etc. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires: (1) words of gender shall be deemed to include each other gender; (2) words using the singular or plural number shall also include the plural or singular number, respectively; (3) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section and paragraph references are to the Articles, Sections and paragraphs to this Agreement unless otherwise specified; (4) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified; (5) "or" is not exclusive; and (6) provisions apply to successive events and transactions.

     (g) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF).

     (i) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

     (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Company and the Holder with respect to such subject matter.

                                      * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.




                                        TEKINSIGHT.COM, INC.

                                        By: /s/Steven J. Ross
                                            ------------------------------------
                                           Name: Steven J. Ross
                                           Title:Chief Executive Officer


                                        DYNCORP


                                        By: /s/  H. Montgomery Hougen
                                           -------------------------------------
                                           Name: H. Montgomery Hougen
                                           Title:Vice President & Secretary